SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    APRIL 7, 1998

                            OPTICAL CABLE CORPORATION

       VIRGINIA                       0-27022                    54-1237042
(State of incorporation)       (Commission file number)      (I.R.S. Employer
                                                             Identification No.)

  5290 CONCOURSE DRIVE                                       (540) 265-0690
   ROANOKE, VA, 24019                                        (Telephone Number)
   (Address of principal
   executive offices)


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ITEM 5.  OTHER EVENTS

         On April 7, 1998, Optical Cable Corporation (the "Company") announced that the Board of Directors of the Company expanded the Company's stock repurchase plan by authorizing the repurchase of an aggregate of up to $10 million of the Company's common stock, which is an increase of $5 million from the $5 million in stock repurchases authorized by the Board of Directors in October 1997. The repurchases will be made in the open market or in privately negotiated transactions. A copy of the press release announcing this stock repurchase authorization is filed as an exhibit to this Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits.

               99.1 Press release of Optical  Cable Corporation,  dated April 7,
                    1998.











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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 13th day of April, 1998.

                                      OPTICAL CABLE CORPORATION

                                      By: /s/ Kenneth W. Harber
                                          --------------------------------------
                                          Kenneth W. Harber
                                          Vice President of Finance,
                                          Treasurer and Secretary













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
                                INDEX TO EXHIBITS

Document                                                                Page No.
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99.1  Press release of Optical Cable Corporation, dated April 7, 1998...


















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